SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report
                                January 28, 1997


                       STARTECH ENVIRONMENTAL CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Colorado
                 (State or other jurisdiction of incorporation)


         0-25312                                                 84-1286576
(Commission File No.)                                         (IRS Employer ID)


                             79 Old Ridgefield Road
                            Wilton, Connecticut 06897
              (Address of principal executive offices and Zip Code)


                                  203/762-2499
              (Registrant's telephone number, including area code)

ITEM 4.

     (a) At its board meeting on December 31, 1996, the Board of Directors of the Registrant engaged Kostin, Ruffkess & Company, LLC Certified Public Accountants, as its independent auditor for 1996.

     (b) The accounting firm of Robert Moe & Associates, P.S. was replaced as a result of the engagement of Kostin Ruffkess & Company, LLC, and there were no disagreements with Robert Moe & Associates, P.S. on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure or any reportable events. Robert Moe & Associates, P.S. were replaced as a result of the execution of the Rescission Agreement and Release.

     (c) Robert Moe & Associates, P.S. did not prepare any reports on behalf of the Registrant for the year ended October 31,1996.

     (d) The Registrant has requested that Robert Moe & Associates, P.S. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statement. A copy of Robert Moe & Associates, P.S.'s letter is filed as "Exhibit 16.5" (by reference) to this Form 8-K.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            STARTECH ENVIRONMENTAL CORPORATION




                                             BY:   /S/  John D. Watts
                                                 -------------------------------
                                                 John D. Watts, Vice President


DATED:  January 28, 1997